UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey		07446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADMA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2020, upon recommendation of the Compensation Committee of the Board of Directors (the “Compensation Committee”) of ADMA Biologics, Inc. (the “Company”), the Board of Directors (the “Board”) approved the following base salaries for 2020 and bonuses in the form of cash attributable to 2019 performance and annual incentive awards for the Company’s named executive officers as set forth below:

Name	Position	2020 Base Salary	Cash Bonus(1)	Number of Restricted Stock Units (“RSUs”) (2)(3)	Number of Shares Underlying Stock Options(2)(4)
Adam S. Grossman	President, Chief Executive Officer and Director	$600,000	$368,500	100,000	325,000
Dr. James Mond	Executive Vice President, Chief Scientific Officer and Chief Medical Officer	$440,000	$207,500	40,000	100,000
Brian Lenz	Executive Vice President and Chief Financial Officer	$420,000	$195,000	40,000	100,000

(1)	The cash bonuses will be paid by the Company to the named executive officers in early March 2020 in accordance with the Company’s payroll and reflects the achievement of 125% of the Company’s 2019 corporate goals and milestones, as determined by the Compensation Committee.
(2)	Grant date was February 28, 2020.
(3)	The RSUs will vest quarterly on each anniversary of the date of grant (over four years).
(4)	The exercise price of $2.915 reflects the per share fair market value of the Company’s common stock, $0.0001 par value per share (“Common Stock”), as determined by the closing price of the Company’s Common Stock on the Nasdaq Global Market on the grant date.
(5)	The options vest over four years with 25% of the shares of Common Stock underlying the options vesting on the one year anniversary of the date of grant and the remaining 75% of such shares vesting monthly in equal installments over the next three years, becoming fully vested on February 28, 2024.

The Compensation Committee reached its recommendation regarding the compensation and incentive awards for the named executive officers in consultation with an independent compensation consultant. The bonuses and RSUs and stock options were awarded at the discretion of the Compensation Committee and were based on each named executive officer’s annual cash bonus and equity targets, as established by the Compensation Committee, and the Compensation Committee’s evaluation of the performance of each named executive officer. As a part of this performance evaluation, the Compensation Committee considered the achievement of 125% of the Company’s 2019 corporate goals and milestones.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 5, 2020	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Executive Vice President and Chief Financial Officer